158 P1 03/19

SUPPLEMENT DATED MARCH 25, 2019

TO THE PROSPECTUS DATED FEBRUARY 1, 2019

OF

FRANKLIN RISING DIVIDENDS FUND

(series of Franklin Managed Trust)

The prospectus is amended as follows:

I.          Effective April 1, 2019, the portfolio management team under the “Fund Summary – Portfolio Managers” section beginning on page 7 is revised as follows:

Nicholas P. B. Getaz, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2014.

Matt Quinlan   Portfolio Manager of Advisers and portfolio manager of the Fund since April 2019.

Donald G. Taylor, CPA   Portfolio Manager of Advisers and portfolio manager of the Fund since 1996.

II.         The “Fund Summary – Performance – Average Annual Total Returns” table is replaced with the following:

	1 Year	5 Years	10 Years
Franklin Rising Dividends Fund - Class A
Return Before Taxes	-10.51%	5.44%	10.76%
Return After Taxes on Distributions	-11.48%	4.51%	10.17%
Return After Taxes on Distributions and Sale of Fund Shares	-5.41%	4.19%	8.89%
Franklin Rising Dividends Fund - Class C	-6.92%	5.84%	10.55%
Franklin Rising Dividends Fund - Class R	-5.53%	6.38%	11.11%
Franklin Rising Dividends Fund - Class R6	-5.01%	7.05%	9.09%[1]
Franklin Rising Dividends Fund - Advisor Class	-5.07%	6.91%	11.66%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	-4.38%	8.50%	13.12%

1. Since inception May 1, 2013.

III.       Effective April 1, 2019, the portfolio management team under the “Fund Details – Management” section on page 15 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on securities of companies that have paid consistently rising dividends. The portfolio managers of the team are as follows:

Nicholas P.B. Getaz, CFA   Portfolio Manager of Advisers

Mr. Getaz has been portfolio manager of the Fund since 2014 and assumed the duties of co-lead portfolio manager in April 2019. He joined Franklin Templeton in 2011.

Matt Quinlan   Portfolio Manager of Advisers

Mr. Quinlan has been co-lead portfolio manager of the Fund since April 2019. He joined Franklin Templeton in 2005.

Donald G. Taylor, CPA   Portfolio Manager of Advisers

Mr. Taylor has been portfolio manager of the Fund since 1996. He joined Franklin Templeton in 1996.

As co-lead portfolio managers of the Fund, Mr. Getaz and Mr. Quinlan have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Mr. Taylor provides research and advice on the purchases and sales of individual securities, and portfolio risk assessments.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.